U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 26, 2000

                          TECH ELECTRO INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

                                      Texas
                 (State of other jurisdiction of incorporation)

                               0-27210 75-2408297
           (Commission File Number) (IRS Employer Identification No.)

                     275 North Franklin Turnpike, Suite 230
                                Ramsey, NJ 07446

              (Address of principal executive officers) (Zip Code)













       Registrant's telephone number, including area code: (201) 760-9900


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Item 5.  Other Events

         Effective June 26, 2000, the Company's principal executive offices are located at 275 North Franklin Turnpike, Suite 230, Ramsey, NJ 07446. Telephone number (201) 760-9900. Fax number (201) 760-9901.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 26, 2000                                Tech Electro Industries, Inc.

                                                   By:____________________
                                                           Ian Edmonds
                                                           Vice President


                                                   By:____________________
                                                           Mee Mee Tan
                                                           Secretary